Handeni Gold Inc. update on exploration and related activities.

Vancouver, British Columbia, March 1, 2013 -- Handeni Gold Inc. (the "Company" or "Handeni Gold") (OTCQB: HNDI) is pleased to provide an update on the exploration activities on its exploration licenses in the United Republic of Tanzania.

Ground Exploration Program

The Company is continuing its ground exploration program on the 17 airborne geophysics targets identified on 800km2 of high grade, metamorphic rocks of Proterozoic age, with lode gold potential. Following on the drilling of approximately 10 000 m on its Magambazi East and Kwandege targets and the subsequent upgrading of the Kwandege target to project status, the Company successfully delineated a substantial gold geochemical and geophysical anomaly on its target 5, situated 18 km South East of Kwandege (Fig. 1), as previously reported.

A soil sampling program on Target 6 (in collaboration with the Tanzania Geological Survey) was recently completed (Fig. 1). A total of 2756 soil samples collected on an area of approximately 16 km2 are currently being prepared for Au assays as well as being analysed by XRF for a range of major and trace elements. Ground magnetic and radiometric surveys on the same area are planned to be completed before the commencement of the rainy season in April.

N
MAGAMBAZI
KWANDEGE
PL6743
PL6742
PL6779
PL6744
5km

Fig. 1: Diagrammatic representation of the Handeni Gold license areas with previously drilled targets Kwandege (purple) and Magambazi East (blue) outlined. The positions of Target 5 (red), Target 6 (green) and Target 7 -Mjembe (orange) are also indicated.

Mjembe

The Mjembe area (Target 7) was selected as a priority target based on (i) airborne geophysical evidence; (ii) preliminary soil geochemistry during phase 1 of the exploration program; and (iii) mapping. Ground magnetics (233 line km) has been completed and a total of 2190 samples taken to date, approximately 50% of the planned number of samples on this target. Ground mapping delineated suitable structural features for gold entrapment and a program of high resolution geophysics is envisaged on this anomalous area (as evidenced by artisanal activity) pending the outcome of the geochemical analyses.

Magambazi East - alluvial program.

An area to the east of Magambazi hill (Fig. 1) was selected as a first target and pilot study area to test the gold distribution in various secondary geological regimes in the Handeni terrain. Bulk samples of approximately 3 500 kg each were treated (total mass of excavated samples just over 1 000 tons) by wet gravity separation. Oversize material was crushed in a ball mill prior to treatment. Gold was recovered from the final concentrate by panning. The method is prone to favour the evaluation of the presence of coarser grained gold and is at best an underestimation of the total gold content.

Alluvial, fluvial and colluvial regimes were selected.

  Forty three pits to a maximum depth of 8,2 m, yielding a total of 145 samples, were investigated in the alluvial regime. Samples were taken every 1 m with an average mass of 3794 kg. The highest panned grade obtained for alluvial samples were 0,14 g/t.

  Fifteen pits on colluvial material dug to a maximum depth of 9 m yielded 87 samples with an average mass of 3696 kg. The highest panned grade obtained for colluvial material was also 0,14 g/t.

  In the fluvial regime a total of 5 trenches to a depth of 9,2 m (31 samples) and 6 pits (28 samples) to a depth of 6,3 m provided samples with an average mass of 3366 kg and 3674 kg respectively. The highest panned grade obtained was 0,7 g/t from a stratigraphic horizon at a depth of 4,3 m to 5,3 m.

The following conclusions were drawn from the alluvial program:

a) The fluvial environment has the largest potential for the extraction of coarse grained gold.

b) A large proportion of gold is contained as fine grained gold. This conclusion is based on the fact that geochemically analysed samples of the same locations as the bulk sampled areas yielded significantly higher gold values.

c) Some specific horizons in the fluvial horizon yield higher values than others.

d) Allowing for a mere 50% efficiency of the applied processes, the overburden, the grade as well as consistency of gold on this target indicated that it is not economically mineable as an alluvial mining program.

Preparations are now underway to investigate the alluvial potential of the area surrounding the Kwandege project anomaly as well as several other alluvial targets identified using airborne techniques. The company will increase its ability to extract fine grained gold prior to commencing the next target evaluation phase by acquiring the appropriate equipment.

Completion of structural interpretation.

The Company also recently completed a structural interpretation of the complete 800 km2 of its license area. The model stemming from this work significantly increased understanding of the style of mineralization in the area and its relationship to similar deposits worldwide. The similarities between mineralization in the Handeni area and major gold deposits in rocks with the same age and deformation history elsewhere are striking. The Company is applying this information in its current exploration planning and has to date had a 100% success rate in delineating gold anomalies based on the model applied. An additional outcome of the structural work is that the Company is re-interpreting the Magambezi East target aiming to refine the mineralization model on the target and may conduct a follow-up drilling program on this target in the future.

For further information please contact:

Handeni Gold Inc.

Mr. Bob Dynes (Investor relations manager):

Tel:              +1.604.642.6165
Mobile:             +1.778.881.6165
Email:  rdynes@handenigold.com / info@handenigold.com

About Handeni Gold Inc.

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.handenigoldltd.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.

There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.